UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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Career Education Corporation
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[The following presentation materials were posted to Career Education Corporation’s (“CEC”) website and used by John M. Larson, Chairman, President and Chief Executive Officer of CEC and certain executive officers of CEC during a meeting with investors on April 18, 2006.]

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[GRAPHIC]

CAREER EDUCATION CORPORATION

the year of the graduate

Investor Presentation

April 2006

Safe Harbor Statement

This presentation contains certain “forward-looking statements,” as defined in Section 21E of the Securities Exchange Act of 1934, as amended. These statements are based on information currently available to us and are subject to risks and uncertainties that could cause our actual growth, results of operations, performance, and business prospects and opportunities to differ materially from those expressed in, or implied by, these statements. These risks and uncertainties, the outcomes of which could materially and adversely affect our financial condition and operations, include, but are not limited to:  risks related to our ability to comply with, and the impact of changes in, legislation and regulations that affect our ability to participate in student financial aid programs; costs, risks and effects of legal and administrative proceedings and investigations and governmental regulations, including the pending Securities and Exchange Commission and Justice Department investigations, and class action, derivative, Qui Tam, and other lawsuits; costs and potential impact of the investigation conducted by the special committee of our Board of Directors into allegations of securities laws violations against CEC; risks related to our ability to comply with accrediting agency requirements or obtain accrediting agency approvals; costs and difficulties relating to the integration of acquired businesses; competition, general economic conditions, and other risk factors relating to our industry and business, as discussed in our Annual Report on Form 10-K for the year ended December 31, 2005, and from time to time in our other reports filed with the Securities and Exchange Commission. Career Education assumes no obligation to update these forward-looking statements.

[LOGO]

CEC: Well Positioned for Solid Growth

•                  Proven record of industry-leading growth and consistent financial performance

•                  Flexible course offerings including campus-based, online and hybrid

•                  Strong, well-qualified management and Board

•                  Commitment to compliance

•                  Scale and scope

•                  Over 17,000 employees

•                  More than 104,000 students in 60 countries

CEC: Distinct Competitive Advantages

•                  Gold-standard brands

•                  Student-centric support services

•                  Focus on student lifecycle

•                  Flexible offerings

•                  Market adaptability

•                  Unsurpassed technology platforms

CEC Is Evolving

High-growth, early stage public company	===>	High-quality, sustainable growth company

1988-2005		The Future

2005 Company Highlights

•                  18% increase in revenue to $2.0 billion

•                  32% increase in EPS

•                  Substantial cash flow generation

•                  Enhanced corporate governance

•                  Stronger regulatory/compliance oversight

•                  Repurchase of 5.3 million shares

Corporate Governance Leadership

Ten new corporate governance initiatives

1.               Increased Board size from seven to nine members, including seven independent directors

2.               Appointed three new independent directors since the 2005 annual meeting

3.               Terminated shareholder rights plan

4.               Proposed declassification of Board, including accelerated phase-in so that a majority of the Board will face election in 2007 (effective upon shareholder approval at 2006 annual meeting)

5.               Adopted majority voting bylaw governing election of directors—effective immediately

6.               Implemented minimum stock ownership guidelines for senior management

7.               Implemented minimum stock ownership guidelines for Board members

8.               Required approval for Board members to serve on other corporate boards

9.               Implemented mandatory continuing education for directors

10.         Proposed right of shareholders to call special meetings (effective upon shareholder approval at 2006 annual meeting)

An Experienced, Independent Board

Board Member	Background	Director Since	Independent
John M. Larson Chairman of the Board

•                  President and Chief Executive Officer of CEC since its inception in 1994

•                  Former consultant to Heller Equity Capital Corporation during the establishment of CEC

•                  Over 30 years in the education industry

January 1994 (Chairman since January 2000)

Dennis H. Chookaszian Chairman of the Special Committee; Member of the Audit Committee and the Nominating and Governance Committee

•                  Director of Sapient Corporation, Insweb Corporation and Chicago Mercantile Exchange Holdings Inc.

•                  Formerly Chairman and Chief Executive Officer of CNA Financial Corporation

•                  Served as Chairman and Chief Executive Officer, mPower, Inc.

		October 2002	☒

Robert E. Dowdell Lead Director and Chairman of the Compensation Committee

•                  Formerly President of National Education Centers, Inc.

•                  Currently General Partner of RGD Partners, L.P. and Chairman of Roof Express, L.P.

•                  Served as Director and Chief Executive Officer of Marshall & Swift, L.P. for 17 years

		January 1994 (Lead Director since July 2004)	☒

Patrick W. Gross*

•                  Chairman of The Lovell Group, since 2002

•                  Founder, American Management Systems, Inc.

•                  Currently holds director positions with Capital One Financial Corporation, Mobius Management Systems, Inc., and Liquidity Services, Inc.

•                  Serves on board of the D.C. Preparatory Academy charter school

		December 2005	☒

Thomas B. Lally Chairman of the Nominating and Governance Committee; Member of the Audit Committee, the Compensation Committee and the Special Committee	• Former President of Heller Equity Capital Corporation • Held various executive positions with Heller Financial, Inc. since 1974	January 1998	☒

Steven H. Lesnik*

•                  Chairman and Chief Executive Officer of KemperSports Inc.

•                  Former Chairman of the Illinois Board of Higher Education and Director of the Illinois Math and Science Academy Foundation

•                  Held various executive positions with Kemper Insurance Companies from 1968-1979

		February 2006	☒

Keith K. Ogata* Chairman of the Audit Committee; Member of the Nominating and Governance Committee

•                  Formerly President of National Education Centers, Inc.

•                  Held various senior executive positions with National Education Corporation

•                  Currently President and private investor in 3-K Financial Corporation

		January 1998	☒

Patrick K. Pesch	• Chief Financial Officer and Treasurer of CEC since 1999 • Held various executive positions with Heller Corporate Finance, Heller Equity Capital Corporation and Heller Financial, Inc.	June 1995

Leslie T. Thornton

•                  Served as Deputy Chief of Staff and Counselor, then Chief of Staff for the U.S. Department of Education between 1992 and 2000

•                  Founder, Educational Equity Institute and Capitol Education Fund

•                  Currently Partner with Dickstein Shapiro Morin & Oshinsky, LLP

		December 2005	☒

Highly Qualified Board Nominees

•                  Patrick W. Gross has been a director of CEC since December 2005. Mr. Gross has served as Chairman of The Lovell Group, a private business and technology advisory and investment firm, since 2002. Mr. Gross is a founder and served as principal executive officer from 1970 to 2002 of American Management Systems, Inc. He has served as chairman of the board of several companies owned by private equity firms. In addition, he serves on the board of the D.C. Preparatory Academy charter school and the All Kinds of Minds Institute, a non-profit organization assisting students who struggle with learning. Mr. Gross is a director of Capital One Financial Corporation, Mobius Management Systems, Inc., and Liquidity Services, Inc.

•                  Steven H. Lesnik has been a director of CEC since February 2006. Mr. Lesnik is Chairman and Chief Executive Officer of KemperSports Inc., a company that develops, owns, leases and manages golf facilities as well as athletic clubs and lodging venues nationwide, and is engaged in marketing communications. Mr. Lesnik co-founded KemperSports Inc. with James S. Kemper, Jr. in 1977. From 1968 to 1979, he held numerous positions at Kemper Insurance Companies, including vice president. Mr. Lesnik previously served as Chairman of the Illinois Board of Higher Education, as a visiting lecturer at Northwestern University, and as a director of the Illinois Math & Science Academy Foundation.

•                  Keith K. Ogata has been a director of CEC since January 1998. Mr. Ogata is currently President of, and a private investor in, 3-K Financial Corporation, a private investment company. From 1996 to 1998, Mr. Ogata served as President of National Education Centers, Inc., a subsidiary of National Education Corporation. From 1990 to 1998, he served as Vice President, Chief Financial Officer and Treasurer of National Education Corporation, with responsibility for finance, accounting, treasury, tax, mergers and acquisitions, human resources, investor and public relations and information systems.

AIU /SACS Update

Timetable for Addressing SACS’ Recommendations

Feb - March	Completed third-party assessment

April - June	Implement recommended changes

July	Third-party reassessment

September	Submit monitoring report to the Commission on Colleges of the Southern Association of Colleges and Schools (COC)

October	Special Committee visits AIU campuses

December	COC review and consideration

Legal / Compliance Update

•                  April 2006

•                  The Midwest Regional Office of the SEC advises CEC that the staff intends to recommend to the SEC that it terminate its investigation of the company and that no enforcement action be taken against the company

•                  March 2006

•                  The U.S. District Court for the Northern District of Illinois grants for the second time the company’s motion to dismiss a securities class action against the company and certain of its current officers

•                  March 2006

•                  A California trial judge rules that the California Bureau for Private Postsecondary Vocation Education improperly issued Brooks Institute of Photography a Notice of Conditional Approval to Operate and rules that the Bureau’s Notice is invalid

Department of Education Update

•                  June 2005

•                  DOE is reviewing previously announced consolidated financial statements and annual compliance audit opinions for 2000-2003; also advised it is evaluating pending school program reviews

•                  DOE indicated it will not approve any new locations or domestic acquisitions

•                  February 2006

•                  DOE is reviewing CEC’s 2004 compliance audit opinions and is not lifting the general restrictions imposed in June, 2005 as it continues its review

•                  DOE has agreed to consider and evaluate, but not necessarily approve, any applications for new campus locations in San Antonio, TX and Sacramento, CA

CEC: Poised for Sustainable Future Growth

•                  $17.6B industry in 2005, up from $10B in 2001

•                  Leverage vast opportunity with quality growth

•                  Growth drivers:

•                  New programs and initiatives

•                  Student referrals

•                  Enhanced partnerships with corporations and the military

•                  Expansion of online, four-year and hybrid offerings

•                  Satellite campuses

•                  International expansion